EXHIBIT 99

                               [FVNB CORP. LOGO]

                                                    DIVIDEND AND EARNINGS REPORT


On October 19, 1999, the Board of Directors of FVNB Corp. declared a cash dividend of $.35 per share payable on November 10, 1999, to shareholders of record as of October 28, 1999.

Consolidated net income and earnings per share for the first nine months of 1999 were approximately $6,085,000 and $2.56, respectively. During the first nine months of 1998, net income and earnings per share were approximately $4,562,000 and $1.92, respectively.

FVNB Corp.'s consolidated equity capital at September 30, 1999 was approximately $59.6 million compared to $59.5 million at December 31, 1998. The Company's equity capital ratio of 8.51% and risk-based capital ratio of 13.65% as of September 30, 1999 remain well in excess of regulatory requirements. Total consolidated assets were approximately $629 million as of September 30, 1999 compared to $553 million as of December 31, 1998. Consolidated deposits totaled approximately $530 million as of September 30, 1999 compared to $455 million as of December 31, 1998.

In September 1998, FVNB Corp. was organized as a bank holding company for First Victoria National Bank (the "Bank"). As a result of the reorganization, shareholders of the Bank became shareholders of FVNB Corp. Subsequently, in January 1999, FVNB Corp. completed the acquisition of CBOT Financial Corporation, the parent company of Citizens Bank of Texas, N.A. and CBOT Mortgage Company. The Company acquired net loans of approximately $55,755,000 and deposits of approximately $82,432,000. Total intangible assets associated with the acquisition were approximately $9,221,000.

["Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking information with respect to plans, projections or future performance of FVNB Corp. and its subsidiaries, the occurrence of which involve certain risks and uncertainties detailed in the FVNB Corp. filings with the Securities Exchange Commission.]

    NEWS RELEASES FOR FVNB CORP. ARE ALSO AVAILABLE ON THE WORLD WIDE WEB AT HTTP://WWW.PRNEWSWIRE.COM. INVESTOR INQUIRIES: ANALYSTS, INVESTORS, AND
     OTHERS DESIRING ADDITIONAL FINANCIAL DATA ABOUT FVNB CORP. MAY CONTACT
                        C. DEE HARKEY AT (361) 572-6530

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
                   CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

CONDENSED CONSOLIDATED BALANCE SHEETS                                       SEPTEMBER 30,      DECEMBER 31,     SEPTEMBER 30,
                                                                                1999               1998              1998
                                                                           ---------------    --------------   ----------------
                                                                                             (IN THOUSANDS)
ASSETS
   Cash and due from banks ..............................................      $ 24,099          $ 27,504          $ 20,879
   Federal funds sold ...................................................        27,040             6,800            38,450
   Investment securities ................................................       162,012           211,918           181,736
   Loans and leases .....................................................       368,448           292,862           277,645
      Allowance for loan & lease losses..................................        (4,317)          (3,308)            (3,275)
   Premises and equipment ...............................................        31,236             9,404             9,571
   Goodwill .............................................................        10,371             1,919                 0
   Other assets .........................................................         9,999             6,065             8,930
                                                                               --------          --------          --------
                 TOTAL ASSETS ...........................................      $628,888          $553,164          $533,936
                                                                               ========          ========          ========

LIABILITIES
   Deposits:
       Non interest-bearing deposits ....................................      $ 92,306          $ 77,302          $ 65,668
       Interest-bearing deposits ........................................       437,881           377,438           378,333
                                                                               --------          --------          --------
            Total deposits ..............................................       530,187           454,740           444,001
   Federal funds purchased and securities
       sold under agreements to repurchase ..............................         3,700            12,225             5,125
   Other borrowed funds .................................................        28,275            19,119            19,257
   Other liabilities ....................................................         7,144             7,558             6,453
                                                                               --------          --------          --------
                 TOTAL LIABILITIES ......................................       569,306           493,642           474,836

SHAREHOLDERS' EQUITY ....................................................        59,582            59,522            59,100
                                                                               --------          --------          --------

                      TOTAL LIABILITIES & SHAREHOLDERS' EQUITY ..........      $628,888          $553,164          $533,936
                                                                               ========          ========          ========

CAPITAL RATIOS
   Leverage Ratio .......................................................          8.51%            11.01%            11.01%
   Risk Based Ratios -
       Tier I Capital ...................................................         12.62%            17.54%            18.42%
       Total Regulatory Capital .........................................         13.65%            18.55%            19.48%


CONDENSED CONSOLIDATED STATEMENTS OF INCOME                               THREE MONTHS ENDED                 NINE MONTHSENDED
                                                                             SEPTEMBER 30,                     SEPTEMBER 30,
                                                                       -------------------------         --------------------------
                                                                         1999             1998             1999              1998
                                                                       --------         --------         --------          --------
                                                                                 (In Thousands, Except Per Share Amounts)

Interest income ...............................................        $ 11,138         $  9,509         $ 33,468          $ 28,012
Interest expense ..............................................           5,095            4,491           14,574            13,146
                                                                       --------         --------         --------          --------
   NET INTEREST INCOME ........................................           6,043            5,018           18,894            14,866
Provision (credit) for loan and lease losses ..................              91                0              (54)                0
                                                                       --------         --------         --------          --------
   NET INTEREST INCOME AFTER PROVISION (CREDIT)
     FOR LOAN AND LEASE LOSSES ................................           5,952            5,018           18,948            14,866
Non-interest income ...........................................           2,630            1,447            6,124             4,069
Non-interest expense ..........................................           5,198            3,989           15,680            12,047
                                                                       --------         --------         --------          --------
   INCOME BEFORE INCOME TAXES .................................           3,384            2,476            9,392             6,888
Income tax expense ............................................           1,114              840            3,307             2,326
                                                                       --------         --------         --------          --------
   NET INCOME .................................................        $  2,270         $  1,636         $  6,085          $  4,562
                                                                       ========         ========         ========          ========
Basic earnings per share ......................................        $    .96         $    .69         $   2.56          $   1.92
                                                                       ========         ========         ========          ========
Diluted earnings per share ....................................        $    .91         $    .69         $   2.48          $   1.92
                                                                       ========         ========         ========          ========
Return on average assets ......................................            1.42%            1.24%            1.30%             1.18%
Return on average equity ......................................           14.87%           11.15%           13.86%            10.64%


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